Consolidated Statements of Changes in Shareholders' Equity (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Sep. 30, 2012 Accumulated Other Comprehensive (Loss) Income	Sep. 30, 2011 Accumulated Other Comprehensive (Loss) Income	Sep. 30, 2010 Accumulated Other Comprehensive (Loss) Income	Sep. 30, 2012 Retained Earnings
Comprehensive income:
Tax effect on unrealized loss on foreign currency hedging contracts	$ (2,489)	$ (1,589)	$ (1,537)
Tax effect on unrealized gain (loss) on short-term interest-bearing investments	40	(24)	129
Tax effect on unrealized loss on defined benefit plan assets	(1,598)	(145)	(2,011)
Unrealized (loss) gain on derivatives, net of tax	(17,942)	(14,437)	6,002
Unrealized gain (loss) on short-term interest-bearing investments, net of tax	54	(2,023)	(1,267)
Unrealized (loss) on defined benefit plan, net of tax	$ (7,613)	$ (3,196)	$ (2,783)
Cash dividends declared per ordinary share				$ 0.13